Filed pursuant to Rule 497(a)
Registration File No. 333-196969
Rule 482ad

TPG Specialty Lending, Inc.

Dated: August 5, 2014

The following offering notification is provided for your convenience and information. The information herein is qualified in its entirety by reference to the prospectus relating to the security. Capitalized terms used but not defined herein have the meaning ascribed to them in the prospectus.

Offering Notification – TPG Specialty Lending, Inc.

Issuer:	TPG Specialty Lending, Inc. (the “Company”)

Ticker Symbol (Exchange):	TSLX (NYSE)

Type of Offering:	Secondary Offering of Common Stock

Expected Pricing:	August [6], 2014

Size of Offering:	5,000,000 shares (not including underwriters’ option to purchase up to an additional 750,000 shares of common stock)

Underwriters’ Option to Purchase Additional Shares:	15%

Joint Book-Running Managers:	BofA Merrill Lynch; J.P. Morgan; Goldman, Sachs & Co.; Morgan Stanley and Wells Fargo Securities

Co-Managers:	TPG Capital BD, LLC; SunTrust Robinson Humphrey; Imperial Capital; HSBC and Mizuho Securities

Marketing Details

[Management Team: [                    ]]

Management Call for Accounts

Tuesday, August [5th] @ 4:30PM ET

Location: Dial-In Only

Dial-In #‘s (US/Int’l): [                    ]

Conference ID: [                    ]

No Replay Available

NetRoadshow slides will be available for the duration of the call.

You may access the roadshow through the following URL:

http://www.netroadshow.com

Password: [                    ] (not case-sensitive)

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated August [5], 2014 and the accompanying prospectus dated August 1, 2014, which have been filed with the SEC, contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this announcement is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file and has been declared effective by the SEC. The offering may be made only by means of a prospectus supplement and an accompanying prospectus, copies of which may be obtained from: BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, (866) 803-9204; or Goldman, Sachs & Co., 200 West Street, New York, NY 10282, Attention: Prospectus Department, by calling (866) 471-2526, or by e-mailing prospectus-ny@ny.email.gs.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.